EXHIBIT 10.23

                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT ("Agreement") is made this 26th day of December, 2001, by ISOTOPE SOLUTIONS GROUP, INC. (f/k/a EDG Capital, Inc.), a New York corporation ("Debtor"), for the benefit of those entities and individuals listed on the attached Schedule A (collectively referred to herein as "Creditors").

        1. DEFINITIONS OF TERMS USED HEREIN.

              (a) "Collateral" means all of the Debtor's right, title and interest in patent No. 6,074,626 (as granted by the U.S. Patent and Trademark Office) covering "Radioactive Cisplatin in the Treatment of Cancer", as assigned to Isotope Solutions, Inc., a wholly-owned subsidiary of Debtor, from Dr. Stanley E. Order.

              (b) "Liability" or "liabilities" means all obligations of Debtor to the Creditors, whether now existing or hereafter arising, under the Notes.

              (c) "Note" or "Notes" means the Convertible Negotiable Promissory Notes of Debtor to each Creditor of even date herewith in the aggregate principal amount of One Hundred Thirty Thousand Dollars ($130,000).

              (d) "Proceeds" means whatever is received when Collateral is sold, exchanged, licensed, leased, collected or otherwise disposed of (whether permanently, temporarily, exclusively or nonexclusively) and includes the account arising when the right to payment is earned under a contract.

              (e) "Security Interest" means a lien or other interest in Collateral which secures payment of a Liability or performance of an obligation.

        2. SECURITY INTEREST

              (a) As security for the payment in full of principal, interest and performance of the Note and all other Liabilities of Debtor to the Creditors, Debtor hereby grants to the Creditors a Security Interest in the Collateral and all proceeds arising therefrom and any and all products of the Collateral.

              (b) Debtor represents that it is the sole lawful owner of the Collateral attributable to it, free and clear of any liens and encumbrances which have not been previously disclosed in writing to the Creditors, and has the right and power to pledge, sell, assign and transfer absolute title thereto to Creditors and that no financing statement covering the Collateral, other than the Creditors', has been filed with respect to any Collateral.

              (c) Debtor agrees that the Security Interest shall be a first priority security interest in the Collateral, senior and prior in payment to all other indebtedness and obligations of Debtor to third parties.

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        3. USE OF COLLATERAL

        Until the occurrence of an Event of Default (as defined below), Debtor may use the Collateral in any lawful manner.

        4. INSURANCE

        Omitted.

        5. DEFAULT

        Each of the following shall constitute an Event of Default hereunder:

                (a) any Event of Default (as defined in the Note) not cured by the end of any applicable cure period;

                (b) if the Debtor shall or shall attempt to (a) sell, encumber or otherwise dispose of the Collateral or any interest therein, (b) conceal, hire out or let the Collateral, (c) misuse or abuse the Collateral, or (d) use or allow the use of the Collateral in connection with any undertaking prohibited by law;

                (c) if the Collateral shall be attached, levied upon, seized in any legal proceedings, or held by virtue of any lien or distress;

                (d) if the Debtor shall fail to pay promptly all taxes and assessments upon the Collateral or the use thereof, except such taxes the amount, applicability or validity of which are being contested in good faith by appropriate proceedings and with respect to which the Company shall have set aside on its books adequate reserves with respect to such taxes as are required by generally accepted accounting principles as in effect;

                (e) if the Debtor shall breach any of the covenants, agreements or representations contained herein or in the Note; or

                (f) if there shall occur any loss, theft, damage or destruction of any material item or part of the Collateral for which, in the opinion of Creditors, there is insufficient insurance coverage.

        Upon the occurrence of any one or more of the foregoing Events of Default, in addition to any rights which may exist under and pursuant to the Note, (1) all Liabilities shall become immediately due and payable, and (2) the Debtor agrees upon demand of Creditors to deliver the Collateral to or for the benefit of the Creditors, or Creditors may, with or without legal process, and with or without previous notice or demand for performance, enter any premises

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where the Collateral may be, and take possession of the same, together with anything therein; and the Creditors may make disposition of the Collateral subject to any and all applicable provisions of law. If the Collateral is sold at public sale, the Creditors may purchase the Collateral at such sale. The Creditors, provided a statutory notice of default has been sent, may retain from the proceeds of such sale all reasonable costs incurred in said taking and sale and also, all sums then owing by the Debtor, and any amounts in excess of such sums resulting from any such sale shall be paid to the Debtor.

        6. GENERAL AGREEMENTS.

              (a) Debtor agrees to allow the Creditors, through the representative of Creditors, at all reasonable times, to examine or inspect any of the Collateral and to examine, inspect and make extracts from the books and records of Debtor relating to the Collateral.

              (b) Debtor promptly will pay when due all taxes and assessments upon the Collateral or for its use or operation or upon the Proceeds thereof or upon this Agreement or upon any instrument or instruments evidencing the Liabilities, except such taxes the amount, applicability or validity of which are being contested in good faith by appropriate proceedings and with respect to which the Company shall have set aside on its books adequate reserves with respect to such taxes as are required by GAAP.

              (c) At their option, the Creditors may discharge taxes, liens or Security Interests or other encumbrances at any time levied or placed on the Collateral, and obtain insurance and pay for the maintenance and preservation of the Collateral, and the Debtor agrees to reimburse the Creditors on demand for any payment made or any expense incurred by the Creditors pursuant to the foregoing authorization, including counsel fees and disbursements incurred or expended by the Creditors in connection with this Agreement.

              (d) Debtor hereby authorizes the Creditors to file financing statements under the Uniform Commercial Code and any amendments thereto or extensions thereof without the signature of Debtor. Such authorization is limited to the Security Interest granted by this Agreement.

              (e) The Creditors shall not be deemed to have waived any of their rights hereunder or under any other agreement, instrument or paper signed by the Debtor unless such waiver is in writing and signed by a majority of the Creditors. No delay or omission on the part of the Creditors in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Creditors, whether evidenced hereby or by the Note or other instrument or paper, shall be cumulative and may be exercised singly or concurrently.

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        7. EXECUTION BY CREDITOR.

        This Agreement shall take effect immediately upon execution by the Debtor, and the execution hereof by the Creditors shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this Agreement by the Creditors is only for purposes of filing this Agreement as a Security Agreement under the Uniform Commercial Code, if execution hereof by the Creditors is required for such purposes.

        8. CONTINUING SECURITY INTEREST; ASSIGNMENT.

        This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of the Liabilities and such time as the Notes shall not remain outstanding. If at any time or times, by sale, assignment, negotiation, pledge or otherwise, Creditors shall transfer any Liability or Liabilities, which Creditors shall at all times be free to do, such transfer shall carry with it Creditor's rights, powers and remedies under this Agreement with respect to the Liability transferred, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer, unless, and then only to the extent, that the terms of such transfer otherwise provide. If and to the extent Creditors retain any other Liability or Liabilities, Creditors shall continue to have the rights, powers and remedies herein set forth with respect thereto.

        9. MISCELLANEOUS.

        This Agreement shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of the Creditors and their heirs, executors, beneficiaries, successors and assigns. Debtor shall not assign this Agreement except with the express written consent of Creditors. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Creditors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. If one or more provisions of this Agreement are held to be prohibited, invalid or unenforceable under applicable law, such provision will be effective to the fullest extent possible excluding the terms affected by such prohibition, invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. If the prohibition, invalidity or unenforceability referred to in the prior sentence requires such provision to be excluded from this Agreement in its entirety, the balance of this Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. This Agreement and the rights and obligations of the Creditors and Debtor hereunder shall be governed by and construed in accordance with the substantive laws of the State of New York, except only to the extent that the validity or perfection of the Security Interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. This Agreement shall terminate at such time as the Note has been fully paid or converted in accordance with its terms.

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        IN WITNESS WHEREOF, the undersigned Debtor has executed this Security
Agreement as of the date first above written.

                     ISOTOPE SOLUTIONS GROUP, INC. (f/k/a EDG Capital, Inc.)


                     By:
                         ------------------------------------------------
                         Shraga David Aranoff, Vice President
                         and Chief Operating Officer































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                                   SCHEDULE A


Richard Friedman
Lawrence Kaplan
Eileen Kaplan
Jeffrey Markowitz
Jack Schwartzberg






































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